                                                                    EXHIBIT 10.6


EMPLOYMENT AGREEMENT


         This Employment Agreement (hereafter referred to as the "Agreement") is effective as of December 4, 1996 between Unitrend, Inc. an Ohio corporation (hereafter referred to as "the Company"), and Kathleen M. Novak (hereafter referred to as the "Employee").

RECITALS

         The Company desires to enter into the following Agreement with Employee and Employee desires to enter into the following Agreement in accordance with the terms and conditions set forth below.

AGREEMENTS

         In consideration of Employee's continued employment with the Company, the mutual covenants contained herein, and for other good and valuable consideration, including the Company's promise to Employee to change certain terms and conditions of employment with the Employee as reflected in the attached Exhibit A, receipt of which is acknowledged by the parties, the Company and Employee agree as follows:

1. TERM OF EMPLOYMENT: This Agreement shall be in effect from the date specified above, until it is terminated, which may be done by either party at any time, on 14 days written notice to the other party. The Company employs Employee and Employee accepts employment with the Company for an undefined period of time, the Employee being known as an "at-will employee." This Agreement shall in no terms guarantee future employment with the Company. Employee acknowledges that he or she is an at-will employee, and consequently subject to dismissal or discipline without cause, at the discretion of the Company. Employee understands that no representative of the Company, other than the President and/or Chief Executive Officer, has authority to change the terms of this at-will employment relationship and that any such change will occur only in a subsequent written employment contract. During Employee's employment and for an additional three year period Employee will be bound by the confidentiality provisions found in Paragraph 10 of this employment Agreement. Employee expressly acknowledges his/her status as an at-will employee according to the conditions contained in this Paragraph 1 by initialing the box to the right.

2. NATURE OF EMPLOYMENT:                                                             Employee
                                                                                     Initials
                  A. The Company does hire and employ Employee as a(n) Marketing
Analyst, and Employee does accept and agree to such hiring and employment.              /s/
Subject to the supervision and pursuant to the orders, advice, and directions of        KMN
the President and/or Chief Executive Officer of the Company or immediate supervisor of the Employee, Employee shall engage in marketing for the Company and the Company's products; perform such other responsibilities as needed from time-to-time by other departments (a.t.h.o.d.) as part of Employee's duties and obligations of the above-named position, and shall perform such other duties as are customarily performed by one holding such position in other similar businesses or enterprises as that engaged in by the Company, and shall also additionally render such other and unrelated services and duties as may be assigned to Employee from time to time by the President and/or Chief Executive
Officer of the Company.

B. MANNER OF PERFORMANCE OF EMPLOYEE'S DUTIES: Employee agrees to perform, at all times faithfully, industriously, and to the best of his/her ability, experience, and talent, all of the duties that may be required of and from him/her pursuant to the express and implicit terms of this Agreement, to the reasonable satisfaction of the Company. Such duties shall be rendered at 4730 W. Bancroft, Ste. 15, Toledo, Ohio and at such other place or places as the Company shall in good faith require or as the interests, needs, business, and opportunities of the Company require or make advisable.

C. PAYMENT AND REIMBURSEMENT: The Company shall pay Employee and Employee agrees to accept from the Company, in full payment for Employee's services under this Agreement, compensation at the rate of 34,000.00 dollars per year, payable weekly during the time this Agreement shall be in force. In addition, the Company agrees that it will reimburse Employee for any and all necessary, customary, and usual expenses incurred by him/her while traveling for and on behalf of the Company pursuant to the Company's directions.

3. UNIQUE SERVICES: Employee hereby acknowledges and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary, and intellectual character that gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that the Company, in addition to any rights or remedies that the Company might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

4. INDEMNIFICATION: The Company shall defend Employee against all claims made against Employee, and it shall indemnify Employee for all losses sustained by Employee, in direct consequence of the discharge of Employee's duties on the Company's behalf, including any claim brought against, or any loss sustained by, Employee in his or her role as an Employee of the Company; provided, that Employee promptly notifies the Company in writing of any such claim, gives the Company full authority for the conduct of such defense and participates in and aides the Company's counsel by giving whatever time, information, expertise, and assistance is reasonably requested for such defense. Employee agrees to indemnify and hold the Company and its shareholders, harmless, individually and collectively, from and against any liabilities, claims, costs, or expenses (including shareholders) as result of actions by Employee in excess of his or her authority as set forth herein.

5. EMPLOYEE BENEFITS:

A. VACATION TIME AND SICK LEAVE: Employee shall be entitled to five (5) days of vacation without loss of compensation after serving for six (6) months with the Company. After serving for one (1) year with the Company the Employee shall be entitled to a second five (5) days of vacation without loss of compensation. After serving for eighteen (18) months with the Company the Employee shall be entitled to a third five (5) days of vacation without loss of compensation. Upon serving for two (2) years with the Company and in each successive calendar year after Employee's two (2) year service date, Employee shall be entitled to fifteen (15) days of vacation without loss of compensation. Employee shall be entitled to qualify for one (1) day of sick leave without loss of compensation for each month served with the Company, up to a maximum of ten (10) days per calendar year. The length of time served shall begin on the effective date of employment as set forth below. In the event that Employee takes vacation time or sick leave in excess of the maximum numbers set forth in this paragraph, the President and/or Chief Executive Officer shall determine whether or not Employee shall receive compensation for such excess days. In the event that Employee does not for any reason take the total amount of vacation time or sick time authorized during any year, he or she shall be deemed to have waived any entitlement to vacation time and sick leave for that year. These sick days and vacation days may not be accumulated, nor may they be sold back to the Company at the end of any year, or upon termination of employment.

B. EDUCATIONAL EXPENSES: According to the Grade Based Reimbursement Schedule found below Employee shall be entitled to reimbursement for certain educational expenses incurred for Job-Related Schooling for which Employee has not otherwise been compensated. "Job-Related Schooling" is defined as those classes and/or courses that are taken to further Employee's ability to fulfill his/her duties as described in Paragraph 2.A. of this Agreement, or as specifically approved in writing by both the President and Chief Executive Officer of the Company.

              Grade-Based Reimbursement Schedule
           Grade Received        Tuition Reimbursement           Books Reimbursement
           --------------        ---------------------           -------------------
           A                     100%                            100%
           B                     75%                             75%
           C                     50%                             50%
           D and below           none                            none


C. ADDITIONAL BENEFITS: Employee shall be entitled to all other employment benefits made available to other Employees of the Company, commensurate with the Employee's position and title at the Company and the Employee's work location. Such benefits shall include the health insurance made available to Employees, disability insurance made available to Employees, life insurance, pension and retirement plans as are adopted from time to time by the Company.

6. TERMINATION OF THE AGREEMENT: The Employee may be terminated for any or no reason including but not limited to cause (including deliberate attempts to injure the Company, neglecting material duties, committing fraudulent or dishonest actions, or alcohol or illegal drug use while on Company time). The 14 day notice provision contained in Paragraph 1 of this Agreement does not apply to terminations for cause. Termination for cause shall result in the Employee's forfeiture of any bonuses, salaries, benefits, or entitlements other than those required by law or specifically provided under the terms of an applicable planned document. Payment of any further bonuses or other salaries claimed by Employee will be in the sole and absolute discretion of the Company and Employee shall have no entitlement thereto. Termination of this Agreement by any means will cause Employee to forfeit any unpurchased stock options offered to Employee by the Company, unless otherwise provided in the terms of the applicable options offer(s).

7. DISCONTINUANCE OF BUSINESS AS TERMINATION OF EMPLOYMENT:
Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall discontinue operating its business at 4730 W. Bancroft, Ste. 15, Toledo, Ohio, then this Agreement will terminate as of the last day of the month in which the Company ceases operations at that location with the same force and effect as if that day were originally set forth as the termination date of this Agreement. The 14 day notice provision contained in Paragraph 1 of this Agreement does not apply to terminations as a result of the Company's discontinuance of business.

8. OPTION TO TERMINATION CONTRACT FOR PERMANENT DISABILITY OF EMPLOYEE:
Notwithstanding anything in this Agreement to the contrary, the Company has the option to terminate this Agreement in the event that during its term Employee shall become Permanently Disabled as defined below. Such option shall be exercised by the Company giving notice to Employee by registered mail, addressed to Employee's last known residence, or at such other address as Employee shall designate in writing, of its intention to terminate this Agreement on the fourteenth day after such notice is mailed, not including the date of mailing. On the giving of such notice this Agreement comes to an end with the same force and effect as if that day were originally set forth as the termination date. For the purposes of this Agreement, Employee shall be deemed to have become "Permanently Disabled" if, during any consecutive 12 month period, because of ill health, physical or mental disability, or for other causes beyond his/her control, he/she shall have been continuously unable or unwilling or have failed to perform his/her duties under this contract for 45 consecutive days, or if, during any consecutive 12 month period, he/she shall have been unable or unwilling or have failed to perform his/her duties for a total period of 60 days.

9. COMMITMENTS BINDING ON THE COMPANY ONLY ON WRITTEN CONSENT: Anything contained in this Agreement to the contrary notwithstanding, it is understood and agreed that Employee shall not have the right to make any contracts or commitments for or on behalf of the Company without the written consent of the Company.

10. CONFIDENTIAL INFORMATION: Employee recognizes and acknowledges that in the course of his/her employment hereunder, and during prior period of employment with the Company (if any), he/she has occupied and will continue to occupy a position of trust and confidence. As a consequence, it will be necessary for Employee to acquire information which could include for example, information in whole or in part concerning the Company's sales, sales volume, sales methods, sales proposals, identity of customers and prospective customers, amount or kind of customer's purchases from the Company, the Company's sources of supply, the Company's computer programs, system documentation, special hardware, products hardware, related software development, the Company's manuals, trade secrets, formulae, processes, methods, machines, compositions, ideas, development concepts, data and know-how, improvements, inventions or other confidential or proprietary information belonging to the Company or relating to the Company's affairs, the Company's manner of operation and/or its plans and strategies, pricing policies, and all papers, resumes and records (including computer records) of documents containing information not disclosed by the Company that was learned by Employee in the course of his/her employment with the Company (collectively referred to herein as "Confidential Information"). Employee recognizes and acknowledges that Confidential Information is the Property of the Company, and that such information is specialized, unique in nature and of great value to the Company and that such information gives the Company a competitive advantage. Employee further recognizes and acknowledges that Employee's use, misappropriation or disclosure of the Confidential Information would constitute a breach of trust and could cause irreparable injury to the Company. Additionally, Employee recognizes and acknowledges that it is essential to the protection to the Company's goodwill and to the maintenance of the Company's competitive position and that the Confidential Information be kept secret. Consequently, Employee specifically agrees that Employee will not, except as may be required to perform his/her duties hereunder or as required by applicable law, without limitation and time until such information shall have become public other than by Employee's unauthorized disclosure, disclose the Confidential Information to others, or use the Confidential Information, whether directly or indirectly to the Employee's own advantage or the advantage of others.

11. RETURN OF MATERIAL UPON TERMINATION: Employee agrees to deliver or return to the Company at the Company's request at any time or upon the termination of his or her employment or as soon thereafter as possible, all equipment/devices loaned to Employee, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written information (and all copies thereof) furnished by the Company or prepared by the Employee during the term of his or her employment with the Company, or concerning the Company or the Company's customers, potential customers, suppliers and contractors, or constituting Confidential Information.

12. NOTICES: Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed to the parties as follows:

If notice is to the Company, to:
Unitrend, Inc.
Attn.: Chief Executive Officer
4730 W. Bancroft, Ste.15
Toledo, Oh.  43615

Copy:
Unitrend, Inc. Corporate Counsel
4730 W. Bancroft, Ste.15
Toledo, Oh  43615

If notice is to Employee to:
Kathleen M. Novak(name)
(withheld)    (address)
(withheld)    (address)

         Either party may change its address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the dates of actual receipt; mailed notices shall be deemed communicated as of forty-eight hours after the date of mailing.

13. ATTORNEY'S FEES AND COSTS: If either party fails to perform its respective obligations under this Agreement, and the other party is thereby required to incur attorney's fees or other fees or costs, including but not limited to the costs of arbitration, the party so incurring such fees and costs shall be entitled to the payment of those fees and costs by the breaching party.

14. ENTIRE AGREEMENT: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Company and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements either oral or written have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding on either party.

15. MODIFICATIONS: Any modifications of this Agreement shall be effective only if it is in writing and signed by both parties.

16. EFFECT OF WAIVER: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

17. PARTIAL INVALIDITY: If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way unless such partial invalidity materially affects the intent of the parties.

18. GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

19. ASSIGNABILITY: The rights and duties of either party hereunder shall not be assignable by either party except if this Agreement and all rights and obligations hereunder may be assigned by the Company to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of the Company through merger, consolidation, acquisition of assets, or other corporate reorganization.

20. SURVIVAL: The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment irrespective of any investigation made by or on behalf of any party.

21. ADVICE OF COUNSEL: Employee understands the nature of and the burdens imposed by the restrictive covenants contained in this Agreement. Employee has independently consulted with his/her counsel, or has had ample opportunity to consult with legal counsel of his/her choice, and after such consultation or opportunity for consultation represents and agrees that such covenanted are reasonable, enforceable, and proper in duration, scope, and effect.

22. HEADINGS: The captions in this Agreement are for the convenience of the parties, and have no force or effect.

23. RESTRICTIVE COVENANTS: Employee represents and warrants that his/her experience and capabilities are such that the restrictive covenants set forth herein will not prevent him/her from earning his/her livelihood and that Employee will be fully able to earn an adequate livelihood for himself/herself and his/her dependents if any of such provisions should be specifically enforced against Employee.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of this day and year first above written.

Unitrend, Inc.,

By: /S/ Conrad A.H. Jelinger
    ------------------------
Name: Conrad A.H. Jelinger
      ----------------------
Title: CEO
       ---


Employee: /S/ Kathleen M. Novak
          ----------------------
Printed name:  Kathleen M. Novak
               -----------------
Address: (withheld)
         ----------
Effective date: December 4, 1996
                ----------------
Signing date: April 11, 1997
              --------------

ATTESTATION BY EMPLOYEE

I, Kathleen M. Novak, do hereby attest and certify that I have read the above Agreement and that I have been advised that due to the nature of the above Agreement, I should seek legal counsel prior to executing such Agreement. I have (have not) sought such legal counsel and understand that the above Agreement restricts my rights and activities with regard to my future work and/or employment possibilities and that the Agreement contains various duties and obligations of mine with regard to Unitrend, Inc.
Signed: /S/ Kathleen M. Novak

Dated: April 11, 1997


EXHIBIT A

Changed Circumstances of Employment

A $1000.00 raise in pay on April 10, 1997 which monies are an increase in pay over and above an annual raise. By signing below, Employee represents and acknowledges that he/she understand that a portion of said pay raise is nonexclusive as consideration for this agreement, and such portion will be utilized as consideration in one or more other separate agreements between Employee and the Company.
Signed: /S/ Kathleen M. Novak

Dated: April 11,1997








NON-COMPETE AGREEMENT

         This Non-Compete Agreement (hereafter referred to as the "Agreement") is effective as of December 4, 1996 between Unitrend, Inc. an Ohio corporation (hereafter referred to as "the Company"), and Kathleen M. Novak (hereafter referred to as the "Employee").

RECITALS

         The Company desires to enter into the following Agreement with Employee and Employee desires to enter into the Following Agreement in accordance with the terms and conditions set forth below.

AGREEMENTS

         In consideration of Employee's continued employment with the Company, the mutual covenants contained herein, and for other good and valuable consideration, including the Company's promise to Employee to change certain terms and conditions of employment with the Employee as reflected in the attached Exhibit A, receipt of which is acknowledged by the parties, the Company and Employee agree as follows:

1. NON-COMPETITION: By signing this Agreement Employee agrees that:

A. DEFINED TERMS: The principal business of the Company is the development, design and marketing of hardware and software for the computer industry, particularly for computer enclosures and related accessories, including but not limited to office furniture. The region serviced by the Company is a geographic area that will include the United States of America and the European and Asian continents (hereafter referred to as the "Region"). Employee acknowledges that Employee's employment with the Company will bring Employee into close contact with the members and other customers of the Company and with the trade secrets and other confidential affairs of the Company. Employee has not previously been employed in the computer industry and will derive substantial information concerning the computer industry, key customers, technology and opportunities or related businesses as a result of his or her employment by the Company and at the expense of the Company. The Company has a significant interest in protecting its proprietary interests in and goodwill associated with the foregoing. The term "Restrictive Period" means the period of three (3) years following the termination of Employee's employment with the Company (whether for cause, or upon any or no reason).

B. PERIOD OF EMPLOYMENT: During the term of Employee's employment hereunder, Employee shall not directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stock holder, corporate officer, director, or any other individual representative capacity, engage or participate in or acquire, hold, or retain any interest in any business which is competitive with the business of the Company (as defined above) in any location, or its shareholders or any business selling or doing business with the Company, unless such participation or interest is fully disclosed to the Company and approved by a majority of the Company's Board of Directors. Notwithstanding the foregoing, Employee may acquire, hold or retain equity ownership of any publicly held Company, provided that such equity ownership does not exceed five percent (5%) of the issued and outstanding shares of the voting stock for such Company.

C. RESTRICTIVE PERIOD: During the Restrictive Period, unless the Company and Employee shall otherwise agree in writing, Employee shall not: (i) compete directly with the Company in the Region; (ii) enter into the employ of or render any services to, as an independent contractor or otherwise, any person or entity engaged in the business (or any aspect thereof) in competition with the Company in the Region; (iii) become interested, as an individual, partner, co-venturer, shareholder, officer, director, employee, principal, agent, trustee, or in any other relationship or capacity, in any person or entity engaged in the business (or any aspect thereof) in competition with the Company in the Region; or (iv) on his or her own behalf or on behalf of or as an employee or agent of any other person or business, contact or approach any person or business wherever located with a view to selling or assisting others to sell products or services substantially competing with the business of the Company.

D. ENFORCEABILITY: If any portion of Paragraph 1 of this Agreement is held to be illegal, unenforceable, void, or voidable, the remainder shall remain in full force and effect and such portion shall be deemed altered and amended to the minimum extents necessary to bring it within the legal requirements of enforceability.

2. UNIQUE SERVICES: Employee hereby acknowledges and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary, and intellectual character that gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that the Company, in addition to any rights or remedies that the Company might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

3. LIQUIDATED DAMAGES UPON VIOLATION: Employee agrees that, in the event of violation by Employee of this Agreement, Employee will pay as liquidated damages to the Company the sum of 250.00 dollars per day, for each day or part thereof that Employee continues to break the Agreement. It is recognized and agreed that damages in such event are difficult to ascertain, though great and irreparable, and that this Agreement with respect to liquidated damages shall in no event prevent the Company from obtaining injunctive relief as specified in Paragraph 2 of this Agreement.

4. NOTICES: Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed to the parties as follows:

If notice is to the Company, to:
Unitrend, Inc.
Attn.: Chief Executive Officer
4730 W. Bancroft, Ste.15
Toledo, Oh.  43615

Copy:
Unitrend, Inc. Corporate Counsel
4730 W. Bancroft, Ste.15
Toledo, Oh  43615

If notice is to Employee to:

Kathleen M. Novak (name)
(withheld)  (address)
(withheld)  (address)

         Either party may change its address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the dates of actual receipt; mailed notices shall be deemed communicated as of forty-eight hours after the date of mailing.

5. ATTORNEY'S FEES AND COSTS: If either party fails to perform its respective obligations under this Agreement, and the other party is thereby required to incur attorney's fees or other fees or costs, including but not limited to the costs of arbitration, the party so incurring such fees and costs shall be entitled to the payment of those fees and costs by the breaching party.

6. ENTIRE AGREEMENT: This Agreement supersedes any and all other agreements against competition, either oral or in writing, between the Employee and the Company and contains all of the covenants and agreements between the parties with respect to that noncompetition in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements either oral or written have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise regarding non-competition or against competition not contained in this Agreement shall be valid or binding on either party.

7. MODIFICATIONS: Any modifications of this Agreement shall be effective only if it is in writing and signed by both parties, unless such modifications are imposed by a court of competent jurisdiction in relation to a dispute between the Company and the Employee, as provided-for in Paragraph 1.D. of this Agreement.

8. EFFECT OF WAIVER: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

9. PARTIAL INVALIDITY: If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way unless such partial invalidity materially affects the intent of the parties.

10. GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

11. ASSIGNABILITY: The rights and duties of either party hereunder shall not be assignable by either party except if this Agreement and all rights and obligations hereunder may be assigned by the Company to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of the Company through merger, consolidation, acquisition of assets, or other corporate reorganization.

12. SURVIVAL: The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment irrespective of any investigation made by or on behalf of any party.

13. TOLLING PERIOD: The Restrictive Period described in Paragraphs 1.A. and 1.C. of this Agreement shall not run during the time in which the Employee is in violation of this Agreement.

14. ADVICE OF COUNSEL: Employee understands the nature of and the burdens imposed by the restrictive covenants contained in this Agreement. Employee has independently consulted with his/her counsel, or has had ample opportunity to consult with legal counsel of his/her choice, and after such consultation or opportunity for consultation represents and agrees that such covenants are reasonable, enforceable, and proper in duration, scope, and effect.

15. HEADINGS: The captions in this Agreement are for the convenience of the parties, and have no force or effect

16. NO DEFENSE: A claim by Employee against the Company shall not constitute a defense to the Company's enforcement of the restrictions contained in this Agreement.

17. ANTI-SOLICITATION: Employee agrees that in addition to any other limitation, for a period of three (3) years after the termination of his/her employment with the Company, except a termination caused by the Company in violation of the terms of the Employment Agreement, and unless otherwise specified, he/she will not, on behalf of himself/herself or on behalf of any other person, firm, corporation, business or entity, call on any of the customers or employees of the Company, or any of its affiliates, subsidiaries or trade partners for the purpose of soliciting any of the entities described above into joining with the Employee or another, transacting business with the Employee or another for any service or product that competes with the principal business of the Company, as defined above. Further, Employee agrees that he/she will in no way, directly or indirectly, for himself/herself, or on behalf of any other person, firm, corporation, business or entity solicit, divert or take away customers and/or employees of the Company, its affiliates, subsidiaries, or trade partners.

18. ADMISSIONS OF EMPLOYEE: By initialing the box to the right and by signing
this Agreement, Employee expressly recognizes and acknowledges:                      Employee
                                                                                     Initials
                  A. ADMISSION OF NEED: The Company has great need in protecting
its proprietary interests in and goodwill associated with the business of the          /s/
Company, as defined above; and                                                         KMN

                  B. ADMISSION OF REASONABLENESS: The definitions and restrictive provisions contained herein, and particularly those found in Paragraph 1 of this Agreement are reasonable and acceptable to the Employee, including those provisions relating to time and geographic restrictions.


19. RESTRICTIVE COVENANTS: Employee represents and warrants that his/her experience and capabilities are such that the restrictive covenants set forth herein will not prevent him/her from earning his/her livelihood and that Employee will be fully able to earn an adequate livelihood for himself/herself and his/her dependents if any of such provisions should be specifically enforced against Employee.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of this day and year first above written.

Unitrend, Inc.,

By: /S/ Conrad A.H. Jelinger
    ----------------------------
Name: Conrad A.H. Jelinger
      --------------------------
Title: CEO
       ---
Employee: /S/ Kathleen M. Novak
          ----------------------
Printed name:  Kathleen M. Novak
               -----------------
Address:  (withheld)
          ----------
Effective date: December 4, 1996
                ----------------
Signing date: April 11, 1997
              --------------

ATTESTATION BY EMPLOYEE

I, Kathleen M. Novak, do hereby attest and certify that I have read the above Agreement and that I have been advised that due to the nature of the above Agreement, I should seek legal counsel prior to executing such Agreement. I have (have not) sought such legal counsel and understand that the above Agreement restricts my rights and activities with regard to my future work and/or employment possibilities and that the Agreement contains various duties and obligations of mine with regard to Unitrend, Inc.
Signed: /S/ Kathleen M. Novak

Dated: April 11, 1997


EXHIBIT A

Changed Circumstances of Employment

A $1000.00 raise in pay on April 10, 1997 which monies are an increase in pay over and above an annual raise. By signing below, Employee represents and acknowledges that he/she understand that a portion of said pay raise is nonexclusive as consideration for this agreement, and such portion will be utilized as consideration in one or more other separate agreements between Employee and the Company.
Signed: /S/ Kathleen M. Novak

Dated: April 11, 1997














TRADE SECRETS AGREEMENT

         This Trade Secrets Agreement (hereafter referred to as the "Agreement") is effective as of December 4, 1996 between Unitrend, Inc. an Ohio corporation (hereafter referred to as "the Company"), and Kathleen M. Novak (hereafter referred to as "Employee").

RECITALS

         The Company desires to enter into the following Agreement with Employee and Employee desires to enter into the Following Agreement in accordance with the terms and conditions set forth below.

AGREEMENTS

         In consideration of Employee's continued employment with the Company, the mutual covenants contained herein, and for other good and valuable consideration, including the Company's promise to Employee to change certain terms and conditions of employment with the Employee as reflected in the attached Exhibit A, receipt of which is acknowledged by the parties, the Company and Employee agree as follows:

ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS:

A. DEFINITION OF "INVENTIONS": As used herein the term "Inventions" shall mean all inventions, discoveries, improvements, formulas, trade secrets, techniques, methods, data and know-how, programs, systems, specifications, documentation, algorithms, flow charts, logic diagrams, source codes, processes, and other information, including works-in-progress, whether or not the subject of patent, trademark, copyright, trade secrets, or masked work protection, and whether or not reduced to practice by Employee, either alone or jointly with others, during the period of employment with the Company and for one year following the termination of Employee's employment with the Company which (i) relate to the actual or anticipated business, activities, research, or investigations of the Company, or (ii) result from or are suggested by work performed by Employee for the Company (whether or not made or conceived during normal working hours or on the premises of the Company), or (iii) which result, to any extent, from the use of the Company's premises or property.

B. WORK FOR HIRE: Employee expressly acknowledges all copyrightable aspects of the Inventions are to be considered "works made for hire" within the meeting of the Copyright Act of 1976, as amended (the "Act"), and that the Company is to be "Author" within the meaning of such Act for all purposes. All such copyrightable works, as well as all copies of such works and whatever medium fixed or embodied, shall be owned exclusively by the Company as its creation. Employee hereby expressly disclaims any and all interests in any of such copyrightable works and waives any right of droit morale or similar rights.

C. ASSIGNMENT: Employee acknowledges and agrees that all Inventions constitute trade secrets of the Company or the member of the Company, as applicable and shall be the sole property of the Company, as applicable or any other entity designated by the Company. In the event that title to any or all the Inventions or any part or element thereof may not by operation of law vest in the Company, as applicable, or such Inventions may be found as a matter of law not to be "works made for hire" within the meaning of the Act, Employee hereby conveys and irrevocably assigns to the Company, as applicable, without further consideration, all his or her right, title, and interest, throughout the universe and in perpetuity, in all Inventions and all copies of them, in whatever medium fixed or embodied, and in all written records, graphics, diagrams, notes, or reports relating thereto in Employee's possession or under his or her control, including, with respect to any of the foregoing copyright, patent, trademark, trade secrets, masked work, and any all other proprietary rights therein, the right to modify and create derivative works, the right to invoke the benefit of any priority under any international convention and all rights to register and renew same.

D. PROPRIETARY NOTICES; NO FILINGS; WAIVER OR MORAL RIGHTS: Employee acknowledges that all Inventions shall, at the sole option of the Company, bear the Company's patent, copyright, trademark, trade secret, and masked work notices. Employee agrees not to file any patent, copyright, or trademark applications relating to any Invention, except with prior written consent of an authorized representative of the Company. Employee hereby expressly disclaims any and all interest in any Inventions and waives any right of droit morale or similar rights, such as rights of integrity or the right to be attributed as the creator of the Invention.

E. FURTHER ASSURANCES: Employee agrees to promptly assist the Company, or any party designated by the Company, at the Company's request, whether before or after the termination of employment, however such termination may occur, in perfecting, registering, maintaining and enforcing, in any jurisdiction, the Company's rights in the Inventions by performing all acts and executing all documents and instruments deemed necessary or convenient by the Company, including by way of illustration and not limitation: (i) executing assignments, applications, and other documents and instruments in connection with obtaining patents, copyrights, trademarks, masked works, or other proprietary protections for the Inventions; and confirming the assignment to the Company of all right, title, and interest in the Inventions or otherwise establishing the Company's exclusive ownership rights therein; (ii) cooperating in the prosecution of patent, copyright, trademark, and masked work applications, as well as in the enforcement of the Company's rights in the Inventions, including, but not limited to testifying in court or before any patent, copyright, trademark, or masked work registry office, or any other administrative body. Employee will be reimbursed for all out-of-pocket costs incurred in connection with the foregoing if such assistance is requested by the Company after the termination of employment. In addition, to the extent that after the termination of employment for whatever reason Employee's technical expertise shall be required in connection with the fulfillment of the aforementioned obligations, the Company will compensate Employee at a reasonable rate for the time actually spent by Employee at the Company's request for rendering such assistance.

F. POWER OF ATTORNEY: Employee hereby irrevocably appoints the Company to be his or her attorney in fact and thereby expressly authorizes the Company in his or her name and on his or her behalf to execute any document, undertake any action and generally to use his or her name for the purpose of giving to the Company the full benefit of the assignment provisions set forth above.

G. CONSENT TO USE OF NAME: The company reserves the right (but shall not have the obligation) to publicize Employee's name and background in connection with the marketing of Inventions or the enforcement of the Company's rights therein. Employee is responsible for supplying to the Company his or her resume or curriculum vitae for such purposes. Employee agrees that the Company shall have the sole control over the type style, type size, or the placement of his or her name on any materials, and over the final content of any biography used in set material.

H. DISCLOSURE OF INVENTIONS: Employee will make full and prompt disclosure to the Company of all Inventions subject to assignment to the Company pursuant to Paragraph 1.C. of this Agreement and all information relating thereto in Employee's possession or under his or her control as to possible applications and use thereof.

I. NO VIOLATION OF THIRD PARTY RIGHTS: Employee represents, warrants and covenants that he or she (i) will not in the course of employment, infringe upon or violate any proprietary rights of any third parties (including, without limitations, any third party confidential relationships, patents, copyrights, masked works, trade secrets, or other proprietary rights); (ii) is not a party to any conflicting agreements with third parties which will prevent him or her from fulfilling these terms of employment and the obligations of this Agreement;
(iii) does not have in his or her possession any confidential or proprietary information or documents belonging to others and will not disclose to the Company, use or induce the Company to use, any confidential or proprietary information or documents of others; (iv) agrees to respect any and all valid obligations which he or she may now have to prior employers or to others related to confidential information, Inventions, or discoveries which are the property of those prior employers or others as the case may be. Employee has supplied or shall promptly supply to the Company a copy of each written agreement to which Employee is subject (other than any agreement to which the Company is a party) which includes any obligation of confidentiality, assignment of Inventions, or non-competition. Employee agrees to indemnify and save harmless the Company from any loss, claim, damage, costs, or expenses of any kind (including without limitation, reasonable attorney's fees) to which the Company may be subjected by virtue of a breach by Employee of the foregoing representations, warranties and covenants.

J. OBLIGATIONS UPON TERMINATION: In the event of the termination of his or her employment for whatever reason, Employee will promptly (i) deliver to the Company all his or her physical property, (including but not limited to disks, documents, notes, printouts, and all copies thereof) and other materials in Employee's possession or under Employee's control pertaining to business of the Company, including but not limited to, those embodying or relating to the Inventions and the confidential information as outlined above; (ii) deliver to the Company's Legal Counsel or other person designated by the Company all notebooks and other data relating to research or experiments or other work conducted by Employee in the scope of employment or any Inventions made, created, conceived, authored, or reduced to practice by Employee, either alone or jointly with others; and (iii) make full disclosure relating to any Inventions. If Employee would like to keep certain property such as material relating to professional societies or other non-confidential material upon the termination of employment with the Company, he/she agrees to discuss such issues with the Company. Where such a request does not put the Company at risk or is not confidential information of the Company, the Company will customarily grant the request. Upon termination of employment with the Company, Employee's obligations under this section shall survive and the Employee shall, if requested by the Company, reaffirm Employee's recognition of the importance of maintaining the confidentiality of the Company's confidential information and reaffirm all of the Employee's obligations set forth in this section.

2. NOTICES: Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed to the parties as follows:

If notice is to the Company, to:
Unitrend, Inc.
Attn.:  Chief Executive Officer
4730 W. Bancroft, Ste. 15
Toledo, Ohio  43615

Copy:
Unitrend, Inc. Corporate Counsel
4730 W. Bancroft, Ste. 15
Toledo, Ohio  43615

If notice is to Employee, to:
Kathleen M. Novak     (name)
(withheld)       (address)
(withheld)       (address)

Either party may change its address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the dates of actual receipt; mailed notices shall be deemed communicated as of forty-eight hours after the date of mailing.


3. ATTORNEY'S FEES AND COSTS: If either party fails to perform its respective obligations under this Agreement, and the other party is thereby required to incur attorney's fees or other fees or costs, including but not limited to the costs of arbitration, the party so incurring such fees and costs shall be entitled to the payment of those fees and costs by the breaching party.

4. ENTIRE AGREEMENT: This Agreement supersedes any and all other trade secrets agreements, either oral or in writing, between the Employee and the Company and contains all of the covenants and agreements between the parties with respect to trade secrets and Inventions in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements either oral or written have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise as pertaining to trade secrets or Inventions not contained in this Agreement shall be valid or binding on either party.

5. MODIFICATIONS: Any modifications of this Agreement shall be effective only if they are in writing and signed by both parties.

6. EFFECT OF WAIVER: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

7. PARTIAL INVALIDITY: If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way unless such partial invalidity materially affects the intent of the parties.

8. GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

9. ASSIGNABILITY: The rights and duties of either party hereunder shall not be assignable by either party except if this Agreement and all rights and obligations hereunder may be assigned by the Company to, and be assumed by, any corporations or other business entity which succeeds to all or substantially all of the assets and business of the Company through merger, consolidation, acquisition of assets, or other corporate reorganization.

10. SURVIVAL: The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment irrespective of any investigation made by or on behalf of any party.

11. TOLLING PERIOD: The restrictive periods described herein shall not run during the time in which the Employee is in violation of this Agreement.

12. ADVICE OF COUNSEL: Employee understands the nature of and the burdens imposed by the restrictive covenants contained in this Agreement. Employee has independently consulted with his/her counsel, or has had ample opportunity to consult with legal counsel of his/her choice, and after such consultation or opportunity for consultation represents and agrees that such covenants are reasonable, enforceable, and proper in duration, scope, and effect.

13. HEADINGS: The captions in this Agreement are for the convenience of the parties, and have no force or effect.

14. NO DEFENSE: A claim by Employee against the Company shall not constitute a defense to the Company's enforcement of the restrictions contained in this Agreement.

15. RESTRICTIVE COVENANTS: Employee represents and warrants that his/her experience and capabilities are such that the restrictive covenants set forth herein will not prevent him/her from earning his/her livelihood and that Employee will be fully able to earn an adequate livelihood for himself/herself and his/her dependents if any of such provisions should be specifically enforced against Employee.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of this day and year first above written.

Unitrend, Inc.

By: /S/ Conrad A.H. Jelinger
    ----------------------------
Name: Conrad A.H. Jelinger
      --------------------------
Title: CEO
       ---


Employee: /S/ Kathleen M. Novak
          ----------------------
Printed name:  Kathleen M. Novak
               -----------------
Address: (withheld)
         ----------
Effective date: December 4, 1996
                ----------------
Signing date: April 11, 1997
              --------------

ATTESTATION BY EMPLOYEE

I, Kathleen M. Novak, do hereby attest and certify that I have read the above Agreement and that I have been advised that due to the nature of the above Agreement, I should seek legal counsel prior to executing such Agreement. I have (have not) sought such legal counsel and understand that the above Agreement restricts my rights and activities with regard to my future work and/or employment possibilities and that the Agreement contains various duties and obligations of mine with regard to Unitrend, Inc.

Signed: /S/ Kathleen M. Novak

Dated: April 11, 1997


EXHIBIT A

Changed Circumstances of Employment

A $1000.00 raise in pay on April 10, 1997 which monies are an increase in pay over and above an annual raise. By signing below, Employee represents and acknowledges that he/she understand that a portion of said pay raise is nonexclusive as consideration for this agreement, and such portion will be utilized as consideration in one or more other separate agreements between Employee and the Company.

Signed: /S/ Kathleen M. Novak

Dated: April 11,1997